UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2007 (November 13, 2007)

InfoTech USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22693 (Commission file number)	11-2889809 (IRS Employer Identification Number)
7 Kingsbridge Road, Fairfield, New Jersey 07004 (Address of principal executive office, including zip code)
Registrant’s telephone number, including area code: (973) 227-8772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase and Sale Agreement

On November 13, 2007, InfoTech USA, Inc. (“InfoTech or the “Company”) entered into an Asset Purchase and Sale Agreement, dated November 13, 2007 (the “Purchase Agreement”), among InfoTech, InfoTech USA, Inc., a wholly-owned subsidiary of InfoTech (“InfoTech Sub”), Information Technology Services, Inc., a wholly-owned subsidiary of InfoTech (“IT Sub”) and Corporate Technologies LLC (“Corporate Technologies”). The Purchase Agreement contemplates that Corporate Technologies will purchase substantially all of the assets of InfoTech, with certain exceptions as set forth in the Purchase Agreement, in exchange for up to $1,000,000. The Company will retain all net current assets, yielding net assets/cash on the balance sheet of approximately $2.0 million. Pursuant to the Purchase Agreement, $200,000 of that total will be held in escrow pending InfoTech’s negotiations with its landlords to reduce rental rates in its existing locations. The shareholders of InfoTech will not receive any direct consideration in connection with this transaction and will retain their existing rights as shareholders.

InfoTech has made representations and warranties and covenants in the Purchase Agreement, including, among others, to cause a meeting of InfoTech’s shareholders to be held to consider the adoption of the Purchase Agreement.

Consummation of the transactions contemplated by the Purchase Agreement (the “Transaction”) is subject to approval of the Purchase Agreement by InfoTech’s shareholders and other conditions.

A copy of the Purchase Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about InfoTech or any other party to the Purchase Agreement. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by InfoTech to Corporate Technologies in connection with the signing of the Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates expectations to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk among the parties thereto rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about the parties to the Purchase Agreement.

Safe Harbor for Forward-Looking Statements

Statements in this report regarding the proposed transaction among InfoTech, InfoTech Sub, IT Sub and Corporate Technologies, the expected timetable for completing the transaction, financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about InfoTech, InfoTech Sub, IT Sub or Corporate Technologies managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the possibility that InfoTech will not obtain the shareholder vote necessary to complete the Transaction and the other factors described in InfoTech’s Annual Report on Form 10-K for the fiscal year ended September 20, 3006 and Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2006, March 31, 2007 and June 30, 2007. InfoTech disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this report.

Additional Information and Where to Find It

In connection with the solicitation of proxies by InfoTech with respect to the meeting of its shareholders to be called with respect to the proposed transaction, InfoTech will file a proxy statement with the Securities and Exchange Commission (the “SEC”). Shareholders of InfoTech are advised to read the proxy statement when it is finalized and distributed to shareholders because it will contain important information. Shareholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s web site at http://www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to InfoTech USA, Inc., 7 Kingsbridge Road, Fairfield, New Jersey 07004, Attention: J. Robert Patterson, Vice President, Treasurer, Secretary and Director, Telephone: (973) 227-8772.

InfoTech and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its shareholders in connection with the proposed transaction. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. Additional information concerning the directors and executive officers is set forth in InfoTech’s proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

Item 8.01. Other Events.

On November 15, 2007, InfoTech issued a press release announcing the execution of the Purchase Agreement, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit.	Exhibit Description
2.1	Asset Purchase and Sale Agreement, dated November 13, 2007, among InfoTech, InfoTech Sub, IT Sub and Corporate Technologies

99.1	Press Release, dated November 14, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOTECH USA, INC.

Date: November 15, 2007	By:	/s/ J. Robert Patterson
J. Robert Patterson
Vice President, Chief Financial Officer, Secretary, Treasurer and Director

Exhibit Index

Exhibit.	Exhibit Description
2.1	Asset Purchase and Sale Agreement, dated November 13, 2007, among InfoTech, InfoTech Sub, IT Sub and Corporate Technologies

99.1	Press Release, dated November 14, 2007